UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2021
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2021, the Board of Directors of the Federal Home Loan Bank of Des Moines (“Bank”) approved final amendments to the Bank’s bylaws (as amended and restated, the “Bylaws”), which became effective immediately upon their adoption. The substantive amendments to the Bylaws are summarized as follows:

1.Article IV, Section 3: inclusion of a new director removal provision.

2.Article IV, Section 8: revisions intended to reflect Bank policy that at least one Board officer seat be held by a member director, and that a director may not serve more than two consecutive terms as chair or more than two consecutive terms as vice chair.

3.Article VI, Section 1: revisions intended to allow the Board to delegate its responsibility of appointing officers to the President and CEO, subject to the limitations with respect to the Chief Audit Executive and Chief Risk and Compliance Officer.

4.Article VI Section 1: removal of legacy merger language regarding the responsibilities of the Bank president and CEO when such roles were held by two separate individuals.

The foregoing description of the amendments to the Bank’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 3.1    Amended and Restated Bylaws of the Federal Home Loan Bank of Des Moines, dated December 8, 2021 (marked to show changes from the prior version)

Exhibit Number 104    Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

December 14, 2021	By:	/s/ Aaron B. Lee

Name: Aaron B. Lee
Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Federal Home Loan Bank of Des Moines, dated December 8, 2021 (marked to show changes from the prior version)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)